EXHIBIT 10.11

Date:MM/DD/YYYY                      Contract No:
                                    Contract
Buyer:
Supplier:
Product Name:
Specification:
Unit Price:
Quantity:
Inspection Standard:
Payment Method:
Date of Delivery:
Packing:
Condition of Delivery:
Place of Delivery:
Total Amount(pound)(0)
Liability in case of violation (pound)(0)
Notes(pound)(0)

                       Shanghai Likang High Tech Co., Ltd

                    Supplier                     Buyer
                     Date                         Date

  Notes: The content of Value-added Invoice is as follows(pound)(0) Name of Buyer: Shanghai Likang High Tech Co., Ltd.
                  Address: No 476 Hu Tai Sub Rd, Shanghai, 200436
                  Tel: (021)56681126
                  Tax ID #:____________________
                  Fax: (021)66501425
                  Bank Account No:__________________________
                  Bank Name: Credit Agency of Baoshan Dachang




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